UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☑	Preliminary Information Statement

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

☐	Definitive Information Statement

Agritek Holdings, Inc.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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	2)	Aggregate number of securities to which transaction applies:

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AGRITEK HOLDINGS, INC.

777 Brickell Ave

Suite 500

Miami, FL 33131

NOTICE OF STOCKHOLDER ACTION BY

WRITTEN CONSENT TO ALL SHAREHOLDERS OF

AGRITEK HOLDINGS, INC.

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on April 6, 2020 (the “Record Date”), of shares of all series of stock with voting power of Agritek Holdings, Inc., a Delaware corporation (the “Company,” or the “Corporation”), that our Board of Directors (the “Board”) and majority shareholders of approximately 100.00% of our Series B preferred stock, representing approximately 51.00% of total voting rights, as of the Record Date have giving written consent as of April 6, 2020, to approve the following:

(a)    To change name of the Company from “Agritek Holdings, Inc.” to “iBet Gaming Corporation”.

On April 6, 2020, our Board of Directors and one shareholder who holds a majority of our outstanding voting rights representing approximately 66.37% of total voting rights, executed written consents in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action. The foregoing actions will not become effective before a date, which is twenty (20) calendar days after this Information Statement is first provided to Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Because the written consent of the holders of a majority of our Preferred Stock satisfies any applicable stockholder voting requirement of the Delaware General Corporation Law and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

This Proxy Statement is dated____________, 2020 and is being first mailed to shareholders on __________, 2020.

HOW TO OBTAIN ADDITIONAL INFORMATION:

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel, Eilers Law Group P.A., William Robinson Eilers, Esq., at (786) 273-9152. For a written request, mail request to 149 S. Lexington Ave., Asheville, North Carolina, 28801.

On behalf of the Board of Directors of AGRITEK HOLDINGS, INC.,

Dated:                   , 2020

By: /s/ B. Michael Friedman

B. Michael Friedman

Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

AGRITEK HOLDINGS, INC.

777 Brickell Ave

Suite 500

Miami, FL 33131

INFORMATION STATEMENT

April ___, 2020

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of Agritek Holdings, Inc., a Delaware Corporation (the “Company” or the “Corporation”), to notify such Stockholders that on or about April 6, 2020, the Company received written consents in lieu of a meeting of stockholders from one holder representing 20.8% of the Common Stock and 100% of the Series B Preferred Stock of the Company equaling approximately 66.37% of the total voting rights of the Company (the “Majority Stockholders”) to approve the following corporate action(s) (the “Corporate Actions”):

1.	To change the name of the Company from Agritek Holdings, Inc. to iBet Gaming Corporation.

Accordingly, your consent is not required and is not being solicited in connection with the approval of the matters set forth herein.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of the State of Delaware, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our shares of Series B Preferred stock in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on April 6, 2020, the Company had 54,358,587 shares of Common Stock issued and outstanding and 1,000 shares of Series B Preferred Stock issued and outstanding with voting rights equal to 51% of all voting rights available at the time of any vote.

On April 6, 2020, the holders of 1,000 shares of Series B Preferred Stock (or approximately 100.00% of the shares of Series B Preferred Stock then issued and outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and applicable Delaware law, a vote by the holders of at least a majority of the voting shares of each class or series of capital stock is required to affect the action described herein. As of the Record Date, the Company had 1,000 Series B Preferred Shares issued and outstanding with voting rights equal to 51% of all voting rights available at the time of any vote. The consenting Majority Stockholders are the record and beneficial owners of 66.37% of the total number of voting rights. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated April 6, 2020. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Name of Beneficial Owners	Number of Shares	Voting Rights	Percentage of Voting Rights
B. Michael Friedman
-Common Stock	17,051,634	17,051,634	15.37%
-Series B	1,000	51%	51.00%
Total			66.37%

PROPOSAL NUMBER ONE: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On April 6, 2020, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Amended and Restated Articles of Incorporation (the “Amendment”). The Majority Stockholders approved the Amendment pursuant to a written consent dated as of April 6, 2020. The Amendment effecting the name change effective following filing with the Secretary of State of the State of Delaware, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendment to the amended and restated articles of incorporation of the Corporation are modifications determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions.

The principle change in the Amendment is contained in Article 1 of the Amended and Restated Articles of Incorporation of the Corporation (although readers are urged to review the entire Amended and Restated Articles of Incorporation). As stated in Article 1 of the Amended and Restated Articles of Incorporation of the Corporation, the name of the Company will be changed to iBet Gaming Corporation to better reflect the operations of the Company going forward.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

Reasons for the Amendment to the Articles of Incorporation

The amendment to the Articles of Incorporation will better reflect the operations of the Company going forward and allow the Company to better raise funds for operations.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

NO DISSENTER’S RIGHTS

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' and/or appraisal rights under the Delaware General Corporation Law and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be affected on or about the close of business on ________________, 2020.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April 6, 2020, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about April ___, 2020 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

Agritek Holdings, Inc.

Date:___________, 2020

By:  /s/ B. Michael Friedman

B. Michael Friedman,

Chief Executive Officer

By the order of the Board of Directors

By:  /s/ B. Michael Friedman

B. Michael Friedman,

Director

EXHIBIT A

AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF AGRITEK HOLDINGS, INC.

AMENDMENT TO ARTICLE 1

FIRST: The name of the Corporation shall be iBet Gaming Corporation.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to the Amend and Restated Articles of Incorporation this ____ day of April 2020.

By:  /s/

B. Michael Friedman,

Chief Executive Officer